Exhibit 10.1.1

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXTENSION AMENDMENT TO THE
IDEN INFRASTRUCTURE 5 YEAR SUPPLY AGREEMENT AND TERM SHEET FOR SUBSCRIBER
UNITS AND SERVICES

     This Extension Amendment to the iDEN Infrastructure 5 Year Supply Agreement and Term Sheet for Subscriber Units and Services (“Amendment”) is entered into this 16th day of March, 2004 and shall be deemed effective as of January 1, 2004 (“Effective Date”) between MOTOROLA, INC., a Delaware corporation, by and through its Global Telecom Solutions Sector, with offices at 1421 W. Shure Drive, Arlington Heights, Illinois 60004 (“Motorola”), and, NEXTEL COMMUNICATIONS, INC., a Delaware corporation, with offices at 2001 Edmund Halley Drive, Reston, VA 20191 (“Nextel”); (Motorola and Nextel to be collectively referred to as the “Parties” and each a “Party”).

     WHEREAS, Motorola and Nextel entered into the iDEN Infrastructure 5 Year Supply Agreement effective as of the 1st day of January, 1999 (hereinafter referred to as the “Existing Agreement”) and the Term Sheet for Subscriber Units and Services dated as of the 31st day of December 2003 (the “Handset Term Sheet”); and

     WHEREAS, Motorola and Nextel have now agreed upon the general terms of a “funding model” that they expect to form the basis of the funding model contained in an infrastructure supply supplement to the Master Sales Agreement to be negotiated (the “New Agreement”); and

     WHEREAS, Motorola and Nextel wish to make certain amendments to and extend the term of the Existing Agreement and the Handset Term Sheet in order to make certain changes thereto effective as of the Effective Date and to allow sufficient time to negotiate and execute the New Agreement (which will also include as a handset supplement the 2003-05 Agreement as that term is defined in Section 1 of the Handset Term Sheet); and

     WHEREAS, substantially all of the terms and conditions of the Existing Agreement shall continue during the Extension Period (as defined in Section 2(b) below) prior to the Parties entering into the New Agreement, except for the modifications explicitly set forth below; and

     WHEREAS, Section 35 of the Existing Agreement require that all modifications be in writing and executed by authorized representatives of both Parties.

     NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola and Nextel agree as follows:

1.	General

The Parties intend to enter into the New Agreement and intend that this Amendment form the general basis for the funding model to be contained in the infrastructure supply supplement to the New Agreement. All other terms and conditions in this Amendment are interim terms only and will not necessarily form the basis of terms contained in the New Agreement. The Parties agree that the terms and conditions of this Amendment shall have no effect on, and shall not constitute a waiver of, the rights, claims and obligations of either Party arising under or relating to the Existing Agreement for events that occurred on or prior to the Effective Date. Finalization of the New Agreement is subject to further negotiation and contingent upon final agreement between the Parties of relationship issues currently being addressed by Senior Management of both Parties. Motorola and Nextel agree to negotiate in good faith and to make all reasonable efforts to finalize and execute the New Agreement on or before April 12, 2004, provided that nothing herein shall obligate either Party to conclude or enter into any such New Agreement or any other business arrangement and unless explicitly provided otherwise, each Party shall be free to take positions in

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any negotiations that are inconsistent or conflict with the terms of this Amendment, the Existing Agreement and the Handset Term Sheet.

Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Existing Agreement or the Handset Term Sheet, as appropriate.

2.	Modifications to Existing Agreement

Motorola and Nextel hereby agree as follows (all references are to sections in the Existing Agreement):

(a)	Section 28, Term, is hereby amended by substituting “the earlier of (1) December 31, 2004 and (2) the effective date of any New Agreement executed by the Parties” in place of the date “December 31, 2003”.

(b)	With respect to purchases made on or after January 1, 2004, the pricing and related terms as described in the Funding Model attached as Exhibit A to this Amendment shall apply where applicable, in place of the pricing set forth in the Existing Agreement. For the avoidance of doubt, such new pricing and terms applicable during the Extension Period shall include pricing with respect to RTU, SMP and Build Accelerators. [*] For purposes of this Amendment, “Extension Period” shall mean the period from the Effective Date to the date the amended Existing Agreement terminates or expires.

(c)	The accrued Entitlement Credits will be deemed earned and may be used following execution of the New Agreement if the New Agreement is fully executed on or prior to December 31, 2004; however, the accrued Entitlement Credits will be void if the New Agreement is not executed on or prior to that date.

(d)	[*]

(e)	Section 10.1 is amended by adding at the end, “by Motorola to Customer under this Agreement, but only for such product.”

(f)	Section 10.2.1 is amended by adding to the end, “subject to the qualified applicant reciprocating by licensing to Motorola on fair and equitable terms the essential patents needed to implement standards-based technology embodied in Motorola’s wireless products.”

(g)	Section 10.2.2 is amended by adding to the beginning of the second sentence, “Subject to the third party agreeing to confidentiality restrictions and protection obligations that are no less stringent than Motorola’s then standard Non-Disclosure Agreement.”

(h)	Section 12.0, “Confidentiality”, shall be deleted in its entirety and replaced with the language set forth in Exhibit C. In the event that the Parties do not execute the New Agreement, the commitments in Exhibit C, Paragraph 6 will continue for three years from the expiration of this Amendment.

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.	Clarification Regarding Terms Applicable During Extension Period

Except as otherwise provided herein, all terms and conditions set forth in the Existing Agreement shall continue through the Extension Period. For the avoidance of doubt:

(a)	Pricing for Affiliates. Motorola’s commitment, pursuant to Section 4.22, regarding pricing to Customer’s international Affiliates and Nextel Partners Operating Corp. shall continue during the Extension Period, subject to the terms of Section 6.6. During the Extension Period, Motorola may, at its option, either i) continue the prior pricing with a retroactive price adjustment and applicable credits to be given when new master sales agreements are entered into with such entities; or ii) extend the new software IPL and SMP pricing to these entities on an interim basis.

(b)	EBTS Pricing. EBTS Pricing shall continue to be calculated in the manner described in Section 6.3.3 and in Exhibit J-1 and J-2 attached to the Existing Agreement.

(c)	Infrastructure Rebate Program. The Infrastructure rebate program, described in Section 6.3.8, applied only through the end of calendar year 2003. Such program is not extended hereby, and shall not be applicable during the Extension Period.

(d)	BSC Pricing. Legacy BSC pricing shall continue in accordance with the terms currently in effect, which are in accordance with Proposal #700.1828, dated May 30, 2000.

(e)	Other Pricing. All other pricing shall be in accordance with the Motorola iDEN Infrastructure Price Book currently in effect, as updated from time to time by Motorola.

4.	Extension of the Handset Term Sheet

The Parties amend the Handset Term Sheet by deleting the third and fourth sentences of Section 1 (Term) in their entirety and replacing them with the following:

“This Term Sheet will remain in effect until December 31, 2004 or until the parties execute the New Agreement (including the 2003-05 Agreement as a handset supplement) whichever occurs first.”

The Parties amend Section 5 (Confidentiality) of the Handset Term Sheet by deleting the first paragraph and replacing it with the following, “Confidential Information” shall mean the terms, conditions, and pricing of this Term Sheet and the content of any documents or information, which is identified in writing as being confidential and which is acquired from the other party in connection with this Term Sheet, the negotiations between the Parties regarding the multi-year supply agreement that are contemplated by this Term Sheet, including information related to potential subscriber related business activities between the Parties (“Potential Business”). Each party shall copy and use any such Confidential Information solely for the purpose of i) fulfilling their respective obligations under this Term Sheet or ii) in evaluating Potential Business. The Parties agree not to disclose any Confidential Information to any third party for any purpose without prior written approval from the other Party, and shall not use any Confidential Information for any purpose other than in furtherance of this Term Sheet or in evaluating Potential Business.

5.	Intellectual Property Rights

During the Extension Period neither Party grants the other Party any Intellectual Property rights other than as set forth in the Existing Agreement, the Handset Term Sheet or as separately negotiated and agreed to by the Parties in writing. Neither Party waives any Intellectual Property rights by execution of this Amendment, and each Party retains any and all of its respective Intellectual Property rights as provided for in the Existing Agreement, the Handset Term Sheet

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and/or by operation of the relevant federal and state laws.

For the purposes of this Section 5 “Intellectual Property” means (i) all copyrights, whether registered or not, including, without limitation, all applications, registrations and renewals thereof, (ii) all trade names, trade dress rights, trademarks and service marks including, without limitation, all applications, registrations and renewals thereof and logos, including, without limitation, any Internet domain names, and applications therefore, together with all translations, adaptations, derivations and combinations and like intellectual property rights, (iii) all patents, patent applications, and patent disclosures, together with all reissuances, divisions, continuations, continuations-in-part, substitutes, extensions, and reexaminations thereof and any foreign counterparts thereto, (iv) Confidential Information (as defined in Exhibit C), (v) all mask works and all applications, registrations and renewals in connection therewith, (vi) all computer software (including data and related documentation), whether purchased, licensed or internally or jointly developed, and (vii) all copies and tangible embodiments thereof in whatever form or medium.

6.	Entire Agreement

This Amendment and its Exhibits, the Existing Agreement and the Handset Term Sheet constitute the entire understanding between the Parties concerning the subject matter hereof and supersede all prior discussions, agreements and representations, whether oral or written and whether or not executed by Nextel and Motorola. No modification, amendment or other change may be made to this Amendment unless reduced to writing and executed by authorized representatives of both Parties.

7.	Ratification

Except as specifically stated in this Amendment, the Existing Agreement and the Handset Term Sheet are, in all other respects, ratified, confirmed and continue in full force and effect.

8.	Authority

Each Party represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment on behalf of each Party have express authority to do so, and, in so doing, to bind the Party thereto; (iii) the execution, delivery, and performance of this Amendment does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the Party; and, (iv) the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership or corporate action and this Amendment is a valid and binding obligation of such Party, enforceable in accordance with its terms.

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     IN WITNESS WHEREOF, Motorola and Nextel have entered into this Amendment as of the Effective Date first written above.

MOTOROLA, INC. Global Telecom Solutions Sector		NEXTEL COMMUNICATIONS, INC.

By:	/s/ Charles F. Wright	By:	/s/ Thomas N. Kelly, Jr.

Name:	Charles F. Wright	Name:	Thomas N. Kelly, Jr.

Title:	SR VP & GM GTSS-i DEN	Title:	EVP COO

By:	Paul Saleh

Name:

Title:

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

FUNDING MODEL

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model-Alternative 1

Revised Proposal Overview

•	RTU (IPL) Terms

•	SMP Terms

•	[*]

•	Term of Agreement

•	Build Accelerators

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1

Proposed RTU Terms (IPL)

[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1

Proposed RTU Terms (IPL) – Continued

[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1
Proposed SMP Terms
[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1
Proposed SMP Terms – Continued
[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1
Proposed Entitlement Percentages

CATEGORY	% ENTITLEMENT

[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model – Alternative 1
Entitlement Credit
Key Terms and Conditions

[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model – Alternative 1

Entitlement Credit

Key Terms and Conditions — Continued

[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1

Term of Agreement

•	Initial term of 5 years: 2004 – 2008

•	Agreement renewable in its entirety for additional terms of 1 year if mutually agreed (except for end of life support obligations on hardware)

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model – Alternative 1

[*]

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1

Incremental WiDEN And Footprint RF Build Out

To enhance the 800/900 MHz build out accelerators programs previously offered, Motorola proposes a special program to offset incremental BR’s required for WiDEN control channels and to expand Nextel’s RF footprint to continue improving it’s competitive position. Key aspects of the program are:

•	The forecasted [*] 800MHz BR’s forecasted for 2004 above the WiDEN contract commitment will be discounted by an additional amount equal to [*] 800 MHz quad BR’s [*]

-	[*]

-	Based upon current Nextel forecast

•	Up to [*] 800 MHz sites (1 iSC3 rack w/redundant controller and 1 quad base radio) to be used for footprint expansion shall be discounted [*]

•	Footprint expansion site shipments shall be limited to [*] in 2004 and [*] in 2005

*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Nextel Funding Model -Alternative 1

Incremental WiDEN And Footprint RF Build Out

[*]

*	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

[*]

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

CONFIDENTIALITY

1. Motorola and Company are each a disclosing party (“Discloser”) and a receiving party (“Recipient”) under this Agreement.

2. Confidential Information means information that is:

(a)	disclosed between the Parties related to their business interests in oral, written, graphic, machine recognizable, and/or sample form, being clearly designated, labeled or marked as confidential or its equivalent;

(b)	obtained by examination, testing or analysis of any infrastructure hardware, software or any component part thereof provided by Discloser to Recipient; or

(c)	obtained by Motorola as a result of access to Nextel’s network operations to the extent the information relates to Nextel customer behavior, usage patterns and other call model data.

3. [*]

4. The Parties acknowledge that whether information disclosed between the Parties falls under the definition of Confidential Information is not dispositive with respect to inventorship, authorship or patent, copyright or trademark ownership rights.

5. The requirement in Section 3 notwithstanding, neither Party will intentionally disclose to third parties Confidential Information that was disclosed orally that the Recipient knew or should have known, because of the circumstances of disclosure or the nature of the information itself, to be proprietary and confidential to the Discloser.

6. The Recipient will only use the Discloser’s Confidential Information to further the purposes of the Existing Agreement and will protect Confidential Information from disclosure to third parties, including government agencies, using the same degree of care used to protect its own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care. Subject to the conditions in 6(d), Recipient may disclose Confidential Information to the following, provided they are bound to protect the received Confidential Information from unauthorized use and disclosure under a separate agreement with terms substantially similar to those set forth in this Agreement:

(a) its wholly-owned subsidiaries;

(b) Nextel Partners, Inc., NII Holdings, Inc., and Extend America, Inc., except to the extent that Confidential Information includes Motorola pricing information; and

(c) its agents, employees and contractors, and its affiliates’ agents, employees and contractors.

(d) Confidential Information will be shared only on a strict need to know basis and will not be disclosed to any third party without the prior written consent of the Discloser.

7. Confidential Information does not include information that:

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*CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) was publicly known to a third party at the time of Discloser’s communication of the information to Recipient; or

(b) becomes publicly known to a third party through no fault of Recipient subsequent to the time of Discloser’s communication of the information to Recipient; or

(c) was lawfully in Recipient’s possession free of any obligation of confidence or breach of any confidentiality agreement at the time of Discloser’s communication of the information to Recipient; or

(d) is developed by Recipient independently of and without reference to any of Discloser’s Confidential Information or other information that Discloser disclosed in confidence to any third party; or

(e) is rightfully obtained by Recipient from a third party authorized to make such disclosure without restriction or breach of a confidentiality agreement; or

(f) is identified by Discloser as no longer proprietary or confidential.

8. In the event Recipient is required by law, regulation or court order to disclose any of Discloser’s Confidential Information, Recipient will promptly notify Discloser in writing prior to making any such disclosure in order to facilitate Discloser seeking a protective order or other appropriate remedy from the proper authority. Recipient agrees to cooperate with Discloser in seeking such order or other remedy. Recipient further agrees that if Discloser is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, it will furnish only that portion of the Confidential Information that is legally required to be disclosed and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

9. All Confidential Information disclosed under this Agreement (including information in computer software or held in electronic storage media) shall be and remain the property of Discloser. All such Confidential Information in tangible form shall be returned to Discloser promptly upon written request or the termination or expiration of this Agreement. Recipient shall either return or destroy all Confidential Information in its or its affiliates possession and Recipient, its affiliates, or any agents, employees or contractors of Recipient or its affiliates shall not retain in any form the Confidential Information after termination or expiration of this Agreement. Upon destruction by Recipient of any Confidential Information pursuant to this Agreement, Recipient shall promptly provide to Discloser a written certification, signed by an authorized executive (director level or above) of Recipient, confirming the destruction of such Confidential Information. However, Recipient may retain one archival copy of the Confidential Information which it may use only in case of a dispute concerning this Agreement.

10. Except upon mutual written agreement, or as may be required by law, no Party shall in any way or form disclose the Confidential Information or terms of this Agreement, the discussions that gave rise to this Agreement, or the fact that there have been, or may be, discussions or negotiations covered by this Agreement. In the event a Party reasonably determines that the confidentiality protections afforded to it under this Agreement are inadequate, it shall notify the other Party in writing and specify the basis for the determination. Upon receipt of the notice, both Parties shall meet and confer in a good faith effort to mutually resolve the identified inadequacies of the existing confidentiality protections and, if necessary, impose additional protective measures.

11. The Parties acknowledge that Confidential Information is unique and valuable, and that disclosure in breach of this Agreement may result in irreparable injury to Discloser for which monetary damages alone would not be an adequate remedy. Accordingly, the Parties agree that in the event of a breach or threatened breach of confidentiality, the Discloser shall be entitled to seek an order for specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages.

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